                                                                    Exhibit 31.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
  Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

I, Edward James, certify that:

      1.    I have  reviewed  this report on Form 10-QSB of  Network-1  Security
            Solutions, Inc.;

      2.    Based on my  knowledge,  this  report  does not  contain  any untrue statement  of a  material  fact  or omit to  state a  material  fact necessary to make the statements made, in light of the circumstances under which such  statements  were made, not misleading with respect to the period covered by this report;

      3.    Based on my knowledge, the financial statements, and other financial information included in this report,  fairly present in all material respects the financial  condition,  results of  operations  and cash flows of the small  business  issuer  as of,  and for,  the  periods presented in this report;

      4.    The small business issuer's  other  certifying  officer(s) and I are responsible for establishing and maintaining disclosure controls and
            procedures   (as  defined  in  Exchange  Act  Rules   13a-15(e)  and
            15d-15(e)) for the small business issuer and have:

            (a)   Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the  small  business  issuer,  including  its  consolidated subsidiaries,  is made  known  to us by  others  within  those entities,  particularly during the period in which this report is being prepared;
            (b)   Evaluated the  effectiveness  of the small  business  issuer's disclosure  controls  and  procedures  and  presented  in this
                  report  our  conclusions   about  the   effectiveness  of  the
                  disclosure  controls  and  procedures,  as of  the  end of the period covered by this report based on such evaluation; and
            (c)   Disclosed  in this  report  any  change in the small  business
                  issuer's  internal  control  over  financial   reporting  that
                  occurred during the small business issuer's most recent fiscal quarter (the small business  issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially  affect, the small business issuer's internal control over financial reporting; and

      5.    The small business issuer's  other  certifying officer(s) and I have disclosed,  based on our most recent  evaluation of internal control over financial  reporting,  to the small business  issuer's auditors and the audit  committee  of the small  business  issuer's  board of directors (or persons performing the equivalent functions):

            (a)   All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the small business issuer's ability to record, process,  summarize and report financial information; and
            (b)   Any fraud,  whether or not material,  that involves management or other  employees who have a  significant  role in the small business issuer's internal control over financial reporting.

      Date:  October 31, 2003                 /s/ Edward James
                                              ----------------
                                              Edward James
                                              Interim Chief Executive Officer
                                              Chief financial Officer